--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                                                                    May 31, 2000
Dear Shareholder:

     The Federal Reserve continued to aggressively tighten in an attempt to achieve its objective of a soft-landing for the explosive U.S. economy. As a result, the Federal Reserve tightened short-term rates by 0.75% during the period and raised rates by another 0.50% at the May FOMC meeting to 6.50%. In the first four months of the new millennium we have been witness to unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply as expectations of continued Fed tightening in the wake of an insatiable U.S. economy, while anticipation of a significant buyback at the long end of the maturity spectrum led to lower yields on long Treasuries. The yield curve inversion along with the premium placed on the dwindling outstanding Treasuries caused a dramatic underperformance of spread sectors relative to the performance of the Treasury sectors, especially in the 10- to 30-year part of the curve.

     At this juncture, the general implication for spread product is negative, but the potential for spread widening is more limited. Most of the negatives for high quality spread product in terms of relative supply differentials between Treasuries and non-Treasuries as well as equity market volatility have been priced into the market. Given current market conditions, we maintain a significant overweight in high quality spread product. Treasuries are fully valued even considering the strong technicals in the market. While near-term volatility is virtually guaranteed by an active Federal Reserve, a successful soft landing of the economy would ultimately result in a healthier U.S. economy.

     This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.



Sincerely,

/s/ Laurence D. Fink               /s/ Ralph L. Schlosstein
--------------------               ------------------------
Laurence D. Fink                   Ralph L. Schlosstein
Chairman                           President

                                                                   May 31, 2000
Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") for the six months ended April 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and NAV over the past six months:

                         -------------------------------------------------------
                          4/30/00    10/31/99     CHANGE      HIGH       LOW
--------------------------------------------------------------------------------
 STOCK PRICE             $12.50      $13.125     (4.76%)     $13.25    $11.5625
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)   $13.74      $13.95      (1.51%)     $14.12    $13.55
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

     The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserves increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security rose from 6.02% on October 31, 1999 to 6.22% on April 30, 2000.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 2.63% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S 1.42% on a pre-tax basis. Overall, the tone in the market during the period was extremely positive as the result of continued strong demand from individual/retail investors coupled with a slowdown in new issuance. During 1999, households increased their holdings of individual municipal bonds by over $40 billion while mutual funds saw net outflows. Offsetting the large amount of mutual fund outflows during the first quarter of 2000 was a 43% decline in overall new municipal bond issuance led by a 90% drop in refunding volume. Refunding volume was down due to the relatively higher interest rates experienced during the first quarter 2000 when compared to the first quarter 1999, while new money issuance has declined because the strong economy has led to full coffers at most municipalities. Currently, municipal bonds across the entire maturity spectrum are at their most attractive relationships to their Treasury market counterparts.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. During the period, the Trust issued $16,550,000 in additional preferred shares. At the end of the semi-annual period, the Trust's leverage amount was 39% of total assets.

     As municipal credit spreads remained tight during the reporting period, we continued to emphasize higher rated securities over the lower rated investment grade sector. We believe that credit spreads will return to more historical levels in the near future and as such the Trust should be rewarded for its higher credit quality bias. The Trust has continued its bias towards premium coupon securities over discount priced securities, as premium coupons offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

     The following charts compare the Trust's current and October 31, 1999 asset composition and credit quality allocations:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  SECTOR                            APRIL 30, 2000   OCTOBER 31, 1999
--------------------------------------------------------------------------------
  Transportation                          25%               23%
--------------------------------------------------------------------------------
  City, County & State                    14%               15%
--------------------------------------------------------------------------------
  Hospital                                14%               13%
--------------------------------------------------------------------------------
  Industrial & Pollution Control          10%               10%
--------------------------------------------------------------------------------
  Housing                                  7%                5%
--------------------------------------------------------------------------------
  Power                                    7%                8%
--------------------------------------------------------------------------------
  University/School                        7%                7%
--------------------------------------------------------------------------------
  Lease Revenue                            6%                6%
--------------------------------------------------------------------------------
  Water & Sewer                            5%                5%
--------------------------------------------------------------------------------
  Resource Recovery                        2%                2%
--------------------------------------------------------------------------------
  Special District                         2%                2%
--------------------------------------------------------------------------------
  Tax Revenue                              1%                4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CREDIT RATING*                      APRIL 30, 2000     OCTOBER 31, 1999
--------------------------------------------------------------------------------
            AAA/Aaa                        61%                 63%
--------------------------------------------------------------------------------
             AA/Aa                         14%                 10%
--------------------------------------------------------------------------------
              A/A                          14%                 13%
--------------------------------------------------------------------------------
           BBB/Baa/NR                      11%                 14%
--------------------------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely yours,

/s/ Robert S. Kapito                    /s/ Kevin M. Klingert
--------------------                    ---------------------
Robert S. Kapito                        Kevin M. Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
            THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                               BKN
--------------------------------------------------------------------------------
  Initial Offering Date:                                    February 19, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/00:                             $12.50
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/00:                                 $13.74
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/00 ($12.50)(1):          6.90%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                     $ 0.0719
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                  $ 0.8628
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                                                       OPTION CALL        VALUE
 RATING*   (000)                               DESCRIPTION                                             PROVISIONS+       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
AAA                 LONG-TERM INVESTMENTS-160.8%
                    ALASKA-5.1%
Aa2       $12,000   Alaska St. Hsg. Fin. Corp. Rev., Ser. A, 5.875%, 12/01/24, MBIA ....................  12/05 @ 102   $11,642,640
AA                                                                                                                      -----------
AAA                 CALIFORNIA-14.7%
AAA         1,220   California Hsg. Fin. Agcy. Rev., Home Mtg., Ser. C, 5.65%, 8/01/14 .................   2/04 @ 102     1,222,769
AAA         5,770   California St. G.O., 5.00%, 10/01/14 ...............................................  10/07 @ 101     5,539,027
AAA         3,000   Foothill Eastern Corridor Agcy. Toll Road Rev., 5.00%, 1/15/16, MBIA ...............   1/10 @ 101     2,815,590
AAA        15,460   Los Angeles Cnty. Asset Leasing Corp. Rev., 5.95%, 12/01/07, AMBAC ................. No Opt. Call    16,497,521
                    University of California Rev., Research Fac., Ser. B,
AAA         2,000++   6.10%, 9/01/03 ...................................................................      N/A         2,118,800
AAA         3,305++   6.20%, 9/01/03 ...................................................................      N/A         3,511,397
AAA         2,000++   6.25%, 9/01/03 ...................................................................      N/A         2,127,940
                                                                                                                        -----------
                                                                                                                         33,833,044
                                                                                                                        -----------
                    COLORADO-14.4%
AAA         3,100   Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E, Zero Coupon, 8/31/04 .....     ETM          2,473,025
                    Denver City & Cnty. Arpt. Rev.,
AAA         1,000     Ser. A, 5.60%, 11/15/20, MBIA ....................................................  11/05 @ 102       960,980
A+          3,000     Ser. C, 6.50%, 11/15/06 ..........................................................  11/02 @ 102     3,094,500
A+          1,120     Ser. C, 6.65%, 11/15/05 ..........................................................  11/02 @ 102     1,162,818
AAA         3,705++   Ser. D, 7.00%, 11/15/01 ..........................................................      N/A         3,822,374
BBB+       14,085     Ser. D, 7.00%, 11/15/25 ..........................................................  11/01 @ 100    14,167,397
                    E-470 Pub. Hwy. Auth. Rev., Ser. B,
AAA         3,000     Zero Coupon, 9/01/11, MBIA ....................................................... No Opt. Call     1,599,240
AAA        10,000     Zero Coupon, 9/01/18, MBIA ....................................................... No Opt. Call     3,329,700
AAA         2,250++   6.90%, 8/31/05 ...................................................................       N/A        2,494,980
                                                                                                                        -----------
                                                                                                                         33,105,014
                                                                                                                        -----------
                    CONNECTICUT-1.1%
Baa3        3,000   Mashantucket Western Pequot Tribe, Spl. Rev., 5.50%, 9/01/28 .......................     9/09 101     2,536,650
                                                                                                                        -----------
                    DISTRICT OF COLUMBIA-2.1%
                    District of Columbia G.O., Ser. E, CAPMAC,
AAA            70++   6.00%, 6/01/03 ...................................................................       N/A           73,215
AAA         1,830     6.00%, 6/01/09 ...................................................................   6/03 @ 102     1,882,356
AAA         3,000     Washington D.C. Convention Ctr. Auth., Ded. Tax Rev., 5.25%, 10/01/17, AMBAC .....  10/08 @ 101     2,778,750
                                                                                                                        -----------
                                                                                                                          4,734,321
                                                                                                                        -----------
                    FLORIDA-2.4%
AAA         1,705   Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg., Ser. 1994-A, 6.55%, 7/01/14, GNMA ...   1/05 @ 102     1,755,195
Baa3        4,000   Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28 ...................................   7/06 @ 102     3,696,440
                                                                                                                        -----------
                                                                                                                          5,451,635
                                                                                                                        -----------
                    GEORGIA-1.1%
A           3,000   Burke Cnty. Dev. Auth. P.C.R., Pwr. Co., Plant Vogtle, 3rd Ser., 5.45%, 5/01/34 ....   5/04 @ 102     2,580,930
                                                                                                                        -----------
                    ILLINOIS-6.9%
AAA         2,500   Chicago Waste Wtr. Transmission Rev., 5.125%, 1/01/25, FGIC ........................   1/06 @ 102     2,168,950
AAA         5,050   Chicago Wtr. Rev., 5.25%, 11/01/23, FGIC ...........................................  11/07 @ 102     4,489,096
                    Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
AAA         4,000++   5.45%, 7/01/05 ...................................................................        N/A       4,026,840
AAA         5,000++   5.70%, 7/01/05 ...................................................................        N/A       5,084,900
                                                                                                                        -----------
                                                                                                                         15,769,786
                                                                                                                        -----------
                    INDIANA-3.4%
BBB         7,595   Indianapolis Arpt. Auth. Rev., Spl. Fac., Fed. Express Corp. Proj., 7.10%, 1/15/17 .   7/04 @ 102     7,794,521
                                                                                                                        -----------
                    KENTUCKY-7.8%
AAA         2,850   Boone Cnty. P.C.R., 5.50%, 1/01/24, MBIA ...........................................   1/04 @ 102     2,687,920
AAA        15,000   Kentucky St. Tpke. Auth., Econ. Dev. Road Rev., 5.75%, 7/01/13, AMBAC ..............   7/03 @ 102    15,200,250
                                                                                                                        -----------
                                                                                                                         17,888,170
                                                                                                                        -----------
                    LOUISIANA-6.6%
AAA        14,400++ Louisiana Pub. Fac. Auth. Hosp. Rev., Our Lady of the Lake Regl. Med. Ctr.,
                      5.90%, 12/01/03, FSA .............................................................        N/A      15,070,176
                                                                                                                        -----------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                                                            OPTION CALL     VALUE
 RATING*  (000)                                  DESCRIPTION                                                PROVISIONS+   (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                  MARYLAND-5.7%
 Aa2    $ 9,595   Maryland St. Dept. Hsg. & Comn. Dev. Admin., Sngl. Fam. Prog.,
                    Ser. 2, 6.55%, 4/01/26 ............................................................    4/05 @ 102  $ 9,756,772
 AAA      3,175   Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery Cnty.
                    Res. Rec. Proj., Ser. A, 6.30%, 7/01/16, MBIA .....................................    7/03 @ 102    3,249,168
                                                                                                                       -----------
                                                                                                                        13,005,940
                                                                                                                       -----------
                  MASSACHUSETTS-2.3%
 AAA      6,000     Massachusetts St. Hlth. & Edl. Fac. Auth. Rev., Hallmark Hlth.
                    Sys., Ser. A, 5.00%, 7/01/21, FSA .................................................    7/08 @ 101    5,186,880
                                                                                                                       -----------
                  MICHIGAN-3.9%
 AAA      4,000   Greater Detroit Res. Rec. Auth. Rev., Ser. A, 6.25%, 12/13/08, AMBAC ...............   No Opt. Call    4,240,520
 AAA      5,000   River Rouge Sch. Dist., 5.625%, 5/01/22, FSA .......................................   5/03 @ 101.5    4,813,650
                                                                                                                       -----------
                                                                                                                         9,054,170
                                                                                                                       -----------
                  MISSOURI-1.6%
                  Lake of the Ozarks Cmnty. Brdg. Corp., Brdg. Sys. Rev.,
 BBB-     2,000     5.25%, 12/01/14 ..................................................................    12/08 @ 102    1,754,780
 BBB-     2,500     5.25%, 12/01/26 ..................................................................    12/08 @ 102    2,049,100
                                                                                                                       -----------
                                                                                                                         3,803,880
                                                                                                                       -----------
                  NEVADA-1.7%
 AAA      3,750   Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev., Ser. B, 5.80%, 7/01/09, MBIA .....     7/03 @ 102    3,832,088
                                                                                                                       -----------
                  NEW JERSEY-5.7%
 AAA      2,000   Delaware River Port Auth. PA & NJ Port Dist. Proj., Ser. B, 5.70%, 1/01/22, FSA ....     1/10 @ 100    1,965,560
 AAA      4,000   New Jersey St. Tpk. Auth., Tpk. Rev., Ser. A, 5.75%, 1/01/16, MBIA .................     1/10 @ 100    4,036,000
 AA       7,000   New Jersey St. Transp. Trust Fund Auth. Rev., Ser. A, Transp. Sys., 6.00%, 6/15/19 .     6/10 @ 100    7,128,940
                                                                                                                       -----------
                                                                                                                        13,130,500
                                                                                                                       -----------
                  NEW MEXICO-0.8%
 AAA      1,945   Farmington P.C.R., So. CA. Edison Co. Ser. A, 5.875%, 6/01/23, MBIA ................     6/03 @ 102    1,917,070
                                                                                                                       -----------
                  NEW YORK-30.4%
 AAA      5,400   Metropolitan Trans. Auth. Commuter Fac. Rev., Ser. A, 5.75%, 7/01/21, MBIA .........   7/07 @ 101.5    5,308,416
                  New York City G.O.,
 A        4,140     Ser. A, 6.00%, 8/01/05 ...........................................................   No Opt. Call    4,279,021
 AAA      3,000     Ser. D, 5.60%, 11/01/05, AMBAC ...................................................   No Opt. Call    3,065,880
 A        7,000     Ser. E, 6.50%, 2/15/06 ...........................................................   No Opt. Call    7,400,680
 A-       6,440++   Ser. H, 7.20%, 2/01/02 ...........................................................        N/A        6,785,055
 A          560     Ser. H, 7.20%, 2/01/13 ...........................................................   2/02 @ 101.5      587,793
                  New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term. One Group Assoc. Proj.,
 A        4,000       6.00%, 1/01/08 .................................................................     1/04 @ 102    4,063,600
 A        1,000       6.00%, 1/01/15 .................................................................     1/04 @ 102      999,130
 AAA      9,375   New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Rev., Ser. A,
                     5.125%, 6/15/22, AMBAC...     6/07 @ 101    8,343,562
 AA+     10,000   New York City Transitional Fin. Auth. Rev., Ser. B, 6.00%, 11/15/21 ................     5/10 @ 101   10,132,800
 AAA      3,000++ New York St. Dorm. Auth. Rev., St. Univ. Edl. Fac., Ser. B, 6.10%, 5/15/04 .........        N/A        3,175,080
 A-       1,955   New York St. Hsg. Fin. Agcy., Hlth. Fac. of New York City,
                     Ser. A, 6.375%, 11/01/04 ...   No Opt. Call    2,048,351
 AAA      5,000++ New York St. Med. Care Fac. Rev., NY Hosp., Ser. A, 6.60%, 2/15/05, AMBAC ..........        N/A        5,417,300
 AAA      5,550   New York St. Twy. Auth., Svc. Contract Rev., Ser. B, 5.375%, 4/01/14, MBIA .........     4/08 @ 101    5,460,035
 AAA      2,620   New York St. Urban Dev. Corp. Rev., Correctional Fac., 5.625%, 1/01/07, AMBAC ......     1/03 @ 102    2,670,776
                                                                                                                       -----------
                                                                                                                        69,737,479
                                                                                                                       -----------
                  NORTH CAROLINA-2.4%
 AAA      5,000   North Carolina Eastn. Mun. Pwr. Agcy. Rev., Ser. B, 7.00%, 1/01/08, CAPMAC .........   No Opt. Call    5,506,600
                                                                                                                       -----------
                  OHIO-0.7%
 NR         485   Cleveland Cuyahoga Cnty. Port Auth. Rev., Port Dev. Proj., 6.00%, 3/01/07 ..........   No Opt. Call      473,923
 AAA      1,220   Ohio St. Higher Edl. Fac. Com., Univ. Dayton Proj., 5.35%, 12/01/17, AMBAC .........    12/07 @ 101    1,179,288
                                                                                                                       -----------
                                                                                                                         1,653,211
                                                                                                                       -----------
                  OREGON-2.3%
 BBB-     5,600   Klamath Falls Oregon Elec. Rev., Sr. Lien-Klamath Cogen, 5.50%, 1/01/07 ............   No Opt. Call    5,327,224
                                                                                                                       -----------
                  PENNSYLVANIA-11.7%
 AAA     10,100   Lehigh Cnty. Gen. Purpose Auth. Rev., St. Lukes Hosp. Bethlehem Proj.,
                    5.50%, 11/15/13, AMBAC ...........................................................    11/03 @ 102    9,973,346
 AAA      7,000   Montgomery Cnty. Ed. & Hlth. Care Auth., Holy Redeemer, 5.25%, 10/01/23, AMBAC .....    10/07 @ 101    6,242,530
 AAA      4,000   Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev., Philadelphia Fdg. Prog.,
                    5.50%, 6/15/20, FGIC .............................................................     6/06 @ 100    3,812,240
 AAA      1,500   Pennsylvania St. G.O., First Ser., 5.375%, 5/15/09, FGIC ...........................   5/06 @ 101.5    1,519,080

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                                                         OPTION CALL      VALUE
 RATING*   (000)                                 DESCRIPTION                                             PROVISIONS+     (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                  Pennsylvania St. Higher Edl. Fac. Auth., Hlth. Svcs. Rev., Ser. A,
 A        $ 3,300   5.75%, 1/01/17 ...................................................................    1/06 @ 101  $  2,824,437
 A          2,750   5.875%, 1/01/15 ..................................................................    1/06 @ 101     2,429,350
                                                                                                                      ------------
                                                                                                                        26,800,983
                                                                                                                      ------------
                  RHODE ISLAND-2.3%
 AA+        3,270 Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty.,
                    Ser. 15-B, 6.75%, 10/01/17 .......................................................    4/04 @ 102     3,383,796
 AAA        2,000 Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fin.,
                    5.50%, 5/15/16, MBIA ..... .......................................................    5/07 @ 102     1,929,300
                                                                                                                      ------------
                                                                                                                         5,313,096
                                                                                                                      ------------
                  TENNESSEE-3.5%
 A          7,800 Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn Corp. Proj., 6.50%, 9/01/24 .............    9/04 @ 102     7,938,918
                                                                                                                      ------------
                  TEXAS-4.7%
                  Dallas Cnty. Util., Ser. A, AMBAC,
 AAA        6,085   Zero Coupon, 2/15/19 ............................................................. 2/05 @ 44.538     1,862,801
 AAA        3,800   Zero Coupon, 2/15/20 ............................................................. 2/05 @ 41.799     1,073,462
 Baa1       5,500 Dallas Ft. Worth Intl. Arpt. Fac. Impt. Rev., Amer. Airlines Inc.,
                    6.375%, 5/01/35 ..................................................................   11/09 @ 101     5,161,640
 A3         2,640 Sabine River Auth., P.C.R., Coll-Texas Utilities Elec. Proj.,
                    Ser. B, 8.25%, 10/01/20 ..........................................................   10/00 @ 102     2,720,494
                                                                                                                      ------------
                                                                                                                        10,818,397
                                                                                                                      ------------
                  UTAH-2.5%
                  Intermountain Pwr. Agcy., Pwr. Supply Rev.,
 A+         1,800   Ser. 86-B, 5.00%, 7/01/16 ........................................................    6/00 @ 100     1,614,726
 AAA        4,450   Ser. F, 5.00%, 7/01/13, AMBAC ....................................................    6/00 @ 100     4,197,818
                                                                                                                      ------------
                                                                                                                         5,812,544
                                                                                                                      ------------
                  WASHINGTON-13.0%
 AA         6,900 Seattle G.O., 5.40%, 1/01/08 .......................................................    1/03 @ 102     6,941,676
 AA         2,650 Seattle Wtr. Sys. Rev., 5.50%, 6/01/18 .............................................    6/03 @ 102     2,578,477
                  Washington St. G.O.,
 AA+        4,000   Ser. A, 5.375%, 7/01/21 ..........................................................    7/06 @ 100     3,724,440
 AA+        1,000   Ser. B, 6.00%, 1/01/25 ...........................................................    1/10 @ 100       999,380
                  Washington St. Pub. Pwr. Supply Sys. Rev.,
 AAA       13,395   Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ........................................    7/06 @ 102    13,568,599
 AAA        2,000   Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ........................................    7/03 @ 102     1,992,340
                                                                                                                      ------------
                                                                                                                        29,804,912
                                                                                                                      ------------
                  TOTAL LONG-TERM INVESTMENTS (COST $369,811,210).....................................                 369,050,779
                                                                                                                      ------------
                  SHORT-TERM INVESTMENTS**-0.8%
              800 NEW YORK-0.3%
 A-1+             New York City Mun. Wtr. Fin. Auth. Rev., Ser. G, 5.90%, 5/01/00, FRDD ..............                     800,000

                  TEXAS-0.5%
 A-1+       1,075 Harris Cnty. Hlth. Fac. Dev. Corp. Rev., St. Lukes Episcopal Hosp.,
                    6.00%, 5/01/00, FRDD .............................................................                   1,075,000
                                                                                                                      ------------
                  TOTAL SHORT-TERM INVESTMENTS (COST $1,875,000)......................................                   1,875,000
                                                                                                                      ------------
                  TOTAL INVESTMENTS-161.6% (COST $371,686,210)........................................                 370,925,779
                  Other assets in excess of liabilities-2.2% .........................................                   5,116,229
                  Liquidation value of preferred stock-(63.8)% .......................................                (146,550,000)
                                                                                                                      ------------
                  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ..................................                $229,492,008
                                                                                                                      ============

----------
 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See glossary for definition.

---------------------------------------------------------------------------------------------------------------------
                          THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
    AMBAC -  American Municipal Bond Assurance Corporation          FSA -  Financial Security Assurance
   CAPMAC -  Capital Markets Assurance Company                     GNMA -  Government National Mortgage Association
      ETM -  Escrowed to maturity                                  G.O. -  General Obligation
     FGIC -  Financial Guaranty Insurance Company                  MBIA -  Municipal Bond Insurance Association
     FRDD -  Floating Rate Daily Demand                          P.C.R. -  Pollution Control Revenue
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $371,686,210) (Note 1) .    $370,925,779
Cash .................................................         9,887
Interest receivable ..................................     7,003,054
Other assets .........................................        22,970
                                                        ------------
                                                         377,961,690
                                                        ------------
LIABILITIES
Dividends payable-common stock .......................     1,201,240
Offering costs payable-preferred stock ...............       295,000
Investment advisory fee payable (Note 2) .............       109,525
Dividends payable-preferred stock ....................        91,721
Administration fee payable (Note 2) ..................        46,939
Other accrued expenses ...............................       175,257
                                                        ------------
                                                           1,919,682
                                                        ------------
NET INVESTMENT ASSETS ................................  $376,042,008
                                                        ============
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) .................................  $    167,071
  Paid-in capital in excess of par ...................   231,608,000
 Preferred stock (Note 4) ............................   146,550,000
                                                        ------------
                                                         378,325,071
 Undistributed net investment income .................       478,181
 Accumulated net realized loss .......................    (2,000,813)
 Net unrealized depreciation .........................      (760,431)
                                                        ------------
Net investment assets, April 30, 2000 ................  $376,042,008
                                                        ============
Net assets applicable to common shareholders .........  $229,492,008
                                                        ============
Net asset value per common share:
  ($229,492,008 (division sign) 16,707,093 shares of
  common stock issued and outstanding) ...............  $      13.74
                                                        ============


--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...........   $10,558,626
                                             -----------
Expenses
  Investment advisory ....................       640,078
  Administration .........................       274,319
  Auction agent ..........................       177,500
  Reports to shareholders ................        76,000
  Custodian ..............................        56,000
  Legal ..................................        36,000
  Independent accountants ................        28,000
  Directors ..............................        27,500
  Transfer agent .........................        14,500
  Registration ...........................        12,000
  Miscellaneous ..........................        31,118
                                             -----------
  Total expenses .........................     1,373,015
                                             -----------
Net investment income ....................     9,185,611
                                             -----------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments .........    (1,607,310)
Net change in unrealized depreciation
  on investments .........................      (799,417)
                                             -----------
Net loss on investments ..................    (2,406,727)
                                             -----------
NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ................    $6,778,884
                                              ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                         SIX MONTHS            YEAR
                                                                                            ENDED              ENDED
                                                                                       APRIL 30, 2000     OCTOBER 31,1999
                                                                                      ----------------   ----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
 Net investment income ............................................................     $  9,185,611      $  18,196,259
 Net realized loss on investments .................................................       (1,607,310)          (312,281)
 Net change in unrealized depreciation on investments .............................         (799,417)       (26,729,799)
                                                                                        ------------      -------------
   Net increase (decrease) in net investment assets resulting from operations .....        6,778,884         (8,845,821)
                                                                                        ------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
 To common shareholders from net investment income ................................       (7,207,182)       (14,414,299)
 To common shareholders from net realized gain on investments .....................                -         (2,504,280)
 To preferred shareholders from net investment income .............................       (2,695,072)        (4,036,417)
 To preferred shareholders from net realized gain on investments ..................                -           (703,888)
                                                                                        ------------      -------------
   Total dividends and distributions ..............................................       (9,902,254)       (21,658,884)
                                                                                        ------------      -------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from additional issuance of preferred shares ........................       16,080,131                 --
                                                                                        ------------      -------------
   Total increase (decrease) ......................................................       12,956,761        (30,504,705)
                                                                                        ------------      -------------
NET INVESTMENT ASSETS
Beginning of period ...............................................................      363,085,247        393,589,952
                                                                                        ------------      -------------
End of period (including undistributed net investment income of $478,181 and
 $1,194,824, respectively) ........................................................     $376,042,008      $ 363,085,247
                                                                                        ============      =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2000       1999         1998         1997         1996         1995
                                                      --------        --------     --------     --------     --------     --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............   $  13.95        $  15.78     $  15.32     $  14.52     $  14.18     $  12.05
                                                      --------        --------     --------     --------     --------     --------
 Net investment income ............................        .55            1.09         1.08         1.08         1.09         1.10
 Net realized and unrealized gain
  (loss) on investments ...........................       (.14)          (1.63)         .70          .80          .34         2.16
                                                      --------        --------     --------     --------     --------     --------
Net increase (decrease) from investment
  operations ......................................        .41            (.54)        1.78         1.88         1.43         3.26
                                                      --------        --------     --------     --------     --------     --------
Dividends and distributions:
 Dividends from net investment income to:
  Common shareholders .............................       (.43)           (.86)        (.81)        (.78)        (.79)        (.82)
  Preferred shareholders ..........................       (.16)           (.24)        (.24)        (.27)        (.28)        (.31)
 Distributions from net realized gain on
  investments to:
  Common shareholders .............................         --            (.15)        (.20)        (.02)        (.01)          --
  Preferred shareholders ..........................         --            (.04)        (.07)        (.01)        (.01)          --
                                                      --------        --------     --------     --------     --------     --------
    Total dividends and distributions .............       (.59)          (1.29)       (1.32)       (1.08)       (1.09)       (1.13)
                                                      --------        --------     --------     --------     --------     --------
Capital change with respect to issuance
  of preferred shares .............................       (.03)             --           --           --           --           --
                                                      --------        --------     --------     --------     --------     --------
Net asset value, end of period* ...................   $  13.74        $  13.95     $  15.78     $  15.32     $  14.52     $  14.18
                                                      ========        ========     ========     ========     ========     ========
Per share market value, end of period* ............   $  12.50        $  13.13     $  15.44     $  13.38     $  12.44     $  12.00
                                                      ========        ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+ ..........................      (1.47)%         (9.03)%      23.81%       14.39%       10.41%       24.01%
                                                      ========        ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Expenses++ ........................................       1.16%+++        1.05%        1.04%        1.07%        1.12%        1.16%
Net investment income before preferred
  stock dividends++ ...............................       7.99%+++        7.21%        6.95%        7.42%        7.57%        8.36%
Preferred stock dividends .........................       2.34%+++        1.60%        1.53%        1.88%        1.97%        2.34%
Net investment income available to
  common shareholders .............................       5.65%+++        5.61%        5.42%        5.54%        5.60%        6.02%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ..................................   $231,303        $252,536     $259,280     $243,947     $238,540     $219,740
Portfolio turnover ................................          7%             26%          46%         160%         164%         182%
Net assets of common shareholders,
  end of period (in thousands) ....................   $229,492        $233,085     $263,590     $255,926     $242,547     $236,990
Preferred stock outstanding (in thousands) ........   $146,550        $130,000     $130,000     $130,000     $130,000     $130,000
Asset coverage per share of preferred
  stock, end of period ............................   $ 64,149        $ 69,824     $ 75,690     $ 74,241     $ 71,644     $ 70,575

----------

  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods less than one full year are not annualized

 ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders.

+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Invest ment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on November 19, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

      Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

      The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE  2.  AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

      The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO

Purchases and sales of investment securities, other than SECURITIES short-term investments, for the period ended April 30, 2000, aggregated $37,317,202 and $23,794,433, respectively.

      The Federal income tax basis of the Trust's investments at April 30, 2000 was $371,767,432, and accordingly, net unrealized depreciation was $841,653
(gross      unrealized      appreciation-$8,006,662,       gross      unrealized
depreciation-$8,848,315). HERE IT IS(gross unrealized appreciation-$8,006,662, gross unrealized depreciation-$8,848,315).

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1999 of approximately $315,000 which will expire in 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE  4.  CAPITAL

There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 16,707,093 common shares outstanding at April 30, 2000, the Advisor owned 7,205 shares. As of April 30, 2000, there were 5,862 shares of Preferred Stock outstanding as follows: Series T7-3,262 and Series T28-2,600, which includes 662 shares of series T7 issued on March 10, 2000.

      On March 10, 2000, the Trust reclassified 662 shares of common stock and issued an additional 662 shares of Series T-7 preferred stock. The additional shares issued have identical rights and features of the existing Series T-7 perferred stock. Estimated offering cost of $304,369 and underwriting discount of $165,500 have been charged to paid-in capital in excess of par of the common shares.

      Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Divi-dend rates ranged from 3.30% to 5.90% during the period ended April 30, 2000.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS AND DISTRIBUTIONS

Subsequent to April 30, 2000, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.0719 per common share payable June 1, 2000, to shareholders of record on May 15, 2000.

      For the period May 1, 2000 to May 31, 2000, dividends declared on Preferred Stock totalled $563,752 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:


      (1)   To elect two Directors as follows:

            DIRECTOR                           CLASS        TERM      EXPIRING
                                               -----        ----      --------
            Richard E. Cavanagh ............     I         3 years      2003
            James Clayburn La Force, Jr. ...     I         3 years      2003

            Directors whose term of office co beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter Mondale and Ralph L. Schlosstein.

      (2) To ratify the selection of Deloit Touche LLP as independent public accountants of the Trust for the year ending October 31, 2000.

      Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                VOTES      VOTES
                                                 FOR*     AGAINST*  ABSTENTIONS*
                                              ----------  --------  ------------
      Richard E. Cavanagh                          4,600     --         --
      James Clayburn La Force, Jr.            14,000,011     --       263,556
      Ratification of Deloitte & Touche LLP   14,067,716   41,126     154,725


----------
* The votes represent common and preferred shareholders voting as a single class except for the election of Richard E. Cavanagh who was elected by preferred shareholders.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                              INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a fund.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                           BLACKROCK ADVISORS, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
                                                                SYMBOL    DATE
PERPETUAL TRUSTS                                                ------  --------
The BlackRock Income Trust Inc.                                   BKT      N/A
The BlackRock North American Government Income Trust Inc.         BNA      N/A
The BlackRock High Yield Trust                                    BHY      N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                              BTT     12/00
The BlackRock 2001 Term Trust Inc.                                BTM     06/01
The BlackRock Strategic Term Trust Inc.                           BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT     12/04
The BlackRock Advantage Term Trust Inc.                           BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT     12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                STOCK   MATURITY
                                                                SYMBOL    DATE
PERPETUAL TRUSTS                                                ------  --------
The BlackRock Investment Quality Municipal Trust Inc.             BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY      N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS      N/A
The BlackRock Strategic Municipal Trust                           BSD      N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT     12/10

      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BlackRock
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

      The accompanying financial statements as of April 30, 2000 were not audited and accordingly, no opinion is expressed on them.

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                        THE BLACKROCK INVESTMENT QUALITY
                              MUNICIPAL TRUST INC.
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217




[RECYCLE LOGO] Printed on recycled paper                              09247D-105
                                                                      09247D-204
                                                                      09247D-303


     ---------
     BlackRock
THE  ---------
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
----------------------------------------------------------------------------
SEMI-ANNUAL REPORT
APRIL 30, 2000